                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

DREW SCIENTIFIC GROUP PLC
MARCH 31, 2004

                                                                                  PAGE
                                                                                  ----
Independent Auditors' Report                                                          2

FINANCIAL STATEMENTS

         Consolidated Balance Sheet                                                   3

         Consolidated Statement of Income                                             4

         Consolidated Statement of Shareholders' Equity                               5

         Consolidated Statement of Cash Flows                                         6

         Notes to Consolidated Financial Statements                              7 - 15

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Drew Scientific Group PLC.

We have audited the accompanying consolidated balance sheet of Drew Scientific Group plc and its subsidiaries as of 31 March 2004, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Drew Scientific Group plc and its subsidiaries as of 31 March 2004, and the results of their operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Baker Tilly
City Plaza
Temple Row
Birmingham
B2 5AF

5 October 2004

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
MARCH 31, 2004

ASSETS
Current assets:
   Cash                                                           $     49,137
   Accounts receivable, net                                          2,190,653
   Inventory, net                                                    2,322,560
   Other current assets                                                635,644
                                                                  ------------

 Total current assets                                                5,197,994

Furniture and equipment, net                                         1,475,500
Goodwill                                                             8,097,685
Intangible assets, net                                                 468,112
                                                                  ------------

Total assets                                                      $ 15,239,291
                                                                  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Line of credit                                                 $  1,941,540
   Current portion of long-term debt                                   412,476
   Accounts payable                                                  1,851,293
   Payroll taxes and other taxes payable                               381,640
   Other current liabilities                                         1,492,154
                                                                  ------------

Total current liabilities                                            6,079,103

Long-term debt, net of current portion                                 711,503
                                                                  ------------

Total liabilities                                                    6,790,606
                                                                  ------------

Shareholders' equity:
   Common stock                                                        915,486
   Additional paid-in capital                                       37,666,641
   Accumulated deficit                                             (29,548,790)
   Currency translation adjustment                                    (584,652)
                                                                  ------------

Total shareholders' equity                                           8,448,685
                                                                  ------------

Total liabilities and shareholders' equity                        $ 15,239,291
                                                                  ============

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2004

Revenues, net                                                     $ 14,970,458
                                                                  ------------

Costs and expenses:
   Cost of goods sold                                               11,540,684
   Research and development                                          1,239,720
   Marketing, general and administrative                             6,051,896
   Restructuring costs                                                 991,100
   Impairment of assets                                                369,142
                                                                  ------------

Total costs and expenses                                            20,192,542
                                                                  ------------

Loss from operations                                                (5,222,084)

Other expenses,
   Interest expense                                                    226,848
                                                                  ------------

Loss before income taxes                                            (5,448,932)

Income taxes                                                            34,665
                                                                  ------------

Net loss                                                          $ (5,414,267)
                                                                  ============

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED MARCH 31, 2004

                                                                 Additional                       Currency        Total
                                      Common Stock                Paid-in      Accumulated      Translation    Shareholders'
                                 Shares           Amount          Capital        Deficit        Adjustments       Equity
Balance at March 31,
2003                           55,568,764        $850,678       $35,394,537    $(24,134,523)    $  (326,395)   $ 11,784,297

Sale of stock                   2,778,400          47,841           170,840               -               -         218,681

Issue of stock to acquire
redeemable preferred shares
in a subsidiary                 1,000,565          16,967         2,101,264               -        (340,356)      1,777,875

Net loss                                -               -                 -      (5,414,267)                     (5,414,267)

Change in currency
translation account                     -               -                 -               -          82,099          82,099
                               ----------        --------       -----------    ------------     -----------    ------------

Balance at March 31, 2004      59,347,729        $915,486       $37,666,641    $(29,548,790)    $  (584,652)   $  8,448,685
                               ==========        ========       ===========    ============     ===========    ============

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                          $(5,414,267)
Adjustments to reconcile net income to net cash
   provided by in operating activities:
     Depreciation and amortization                                                    462,226
     Impairment of assets                                                             369,142
     Change in operating assets and liabilities:
     Accounts receivable, net                                                       1,933,366
     Inventory, net                                                                 2,775,078
     Other current assets                                                             865,603
     Accounts payable, accrued and other liabilities                                 (716,742)
                                                                                  -----------

         NET CASH PROVIDED BY OPERATING ACTIVITIES                                    274,406
                                                                                  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of furniture and equipment                                                (42,269)
   Purchase of intangible assets                                                       (3,676)
                                                                                  -----------

         NET CASH USED IN INVESTING ACTIVITIES                                        (45,945)
                                                                                  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Line of credit repayment                                                          (656,095)
   Principal payments on long-term debt                                              (672,635)
   Issuance of common stock                                                           218,681
                                                                                  -----------

         NET CASH USED IN FINANCING ACTIVITIES                                     (1,110,049)
                                                                                  -----------

        Effect of exchange rate changes on cash                                        67,272

         NET DECREASE IN CASH                                                        (814,316)

CASH, BEGINNING OF YEAR                                                               863,453
                                                                                  -----------

CASH, END OF YEAR                                                                 $    49,137
                                                                                  ===========

Supplemental Schedule of Cash Flow Information:
Interest paid                                                                         226,848
                                                                                  ===========

Income taxes                                                                          (34,665)
                                                                                  ===========

Issuance of Common Stock for redeemable preferred shares in a subsidiary            1,777,875
                                                                                  ===========

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 1 DESCRIPTION OF BUSINESS

Drew Scientific Group PLC ("Drew") is a diagnostic company specializing in the design, manufacture, sale and distribution of analytical systems for laboratory testing worldwide. Drew is focused on providing instrumentation and consumables for the diagnosis and monitoring of medical disorders in the area of diabetes, cardiovascular diseases and haematology, as well as veterinary hematology and blood chemistry. Drew is based in the United Kingdom, with additional operations in Dallas, Texas and Oxford, Connecticut. Within this statement, the "Company" collectively shall mean Drew and its subsidiaries:

                  Company                                        Country of Operation          Parent Company
---------------------------------------------                    --------------------          --------------
Drew Scientific Limited ("DSL")                                          England                    Drew
Counting Technology Limited ("CTL")                                      England                    Drew
Drew Scientific Distribution Limited ("DSDL")                            England                    Drew
Drew Scientific Inc. ("DSI")                                               USA                      Drew
Drew Scientific Investment Limited ("DSIL")                              England                    Drew
CDC Acquisition Corp ("CDC")                                               USA                      Drew
Drew Scientific Developments Limited (DSDEV)                             England                    DSIL
Danam Acquisition Corp ("DAC")                                             USA                      CDC
Drew Scientific Inc. (formerly MWI, Inc) ("MWI")                           USA                      CDC

Revenue recognized from the entities operating in the United States represent 68% of total revenue for the year ended March 31, 2004

NOTE 2 SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated.

Translation of Foreign Currency

The financial statements of the operations in England are measured using the British Pound as the functional currency. Assets and liabilities of the operations in England are translated at the exchange rate at the balance sheet date. Shareholders' equity is translated at historical exchange rates. Income and expense items are translated at the average annual exchange rate. Resulting translation adjustments are recorded in the cumulative translation adjustment account, a separate component of other comprehensive income (loss). Gains and losses from foreign currency transactions are included in net income.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 2 SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Revenue Recognition

The Company recognizes revenue from the sale of its products at the time of shipment, when title and risk of loss transfer. The Company provides products to its distributors at agreed wholesale prices and to the balance of its customers at set retail prices. Distributors can receive discounts for accepting high volume shipments. The discounts are reflected immediately in the net invoice price, which is the basis for revenue recognition. No further material discounts or sales incentives are given.

The Company's considerations for recognizing revenue upon shipment of a product to a distributor are based on the following:

      - Persuasive evidence that an arrangement (purchase order and sales invoice) exists between a willing buyer (distributor) and the Company that outlines the terms of the sale (company information, quantity of goods, purchase price and payment terms). The buyer (distributor) does not have an immediate right of return.

      - Shipping terms are ex-factory shipping point. At this point the buyer (distributor) takes title to the goods and is responsible for all risks and rewards of ownership, including insuring the goods as necessary.

      - The Company's price to the buyer (distributor) is fixed and determinable as specifically outlined on the sales invoice. The sales arrangement does not have customer cancellation or termination clauses.

      - The buyer (distributor) places a purchase order with the Company; the terms of the sale are cash, COD or credit. Customer credit is determined based on the Company's policy and procedures related to the buyer's (distributor's) creditworthiness. Based on this determination, the Company believes that collectibility is reasonably assured.

Shipping and Handling Revenues and Costs

Shipping and handling revenues are included in product revenue and the related costs are included in cost of goods sold.

Inventories

Raw materials/work in process and finished goods are recorded at lower of cost (first-in, first-out) or market. The composition of inventories at March 31, 2004 is as follows:

Raw materials                                           $  3,483,766
Work in process                                              388,662
Finished goods                                               777,496
                                                        ------------

                                                           4,604,924
VALUATION ALLOWANCE                                       (2,282,364)
                                                        ------------

Total inventory                                         $  2,322,560
                                                        ============

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 2 SIGNIFICIANT ACCOUNTING POLICIES, CONTINUED

Accounts Receivable

Accounts receivable are recorded at net realizable value. The Company performs ongoing credit evaluations of customers' financial condition and does not require collateral for accounts receivable arising in the normal course of business. The Company maintains allowances for potential credit losses based on the Company's historical losses and upon periodic review of individual balances. Accounts are written off when they are determined to be uncollectible based on management's assessment of individual accounts. Credit losses, when realized, have been within the range of management's expectations. Allowance for doubtful accounts was $489,122 at March 31, 2004.

Furniture and Equipment

Furniture and equipment is recorded at cost. Depreciation is recorded using straight-line and reducing balance methods over the economic useful life of the related assets. Depreciation for the year ended March 31, 2004 was $384,451. Amortization of capital lease assets is included with depreciation expense.

Furniture and equipment at March 31, 2004 consist of the following:

Plant equipment                                    $ 1,890,843
Office equipment                                       687,337
Leasehold improvements                                 229,725
                                                   -----------

                                                     2,807,905
Less: Accumulated depreciation and amortization     (1,332,405)
                                                   -----------

                                                   $ 1,475,500
                                                   ===========

Long-Lived Assets

Management assesses the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its future undiscounted cash flows. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its estimated fair value.

Intangible Assets

The Company follows Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which discontinues the amortization of goodwill. In accordance with SFAS 142, this goodwill is tested for impairment on an annual basis.

Research and Development

All research and development costs are charged to operations as incurred.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 2 SIGNIFICIANT ACCOUNTING POLICIES, CONTINUED

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect in the years when those temporary differences are expected to reverse. The effect on deferred taxes of a change in tax rates, should a change occur, is recognized in income in the period that include the enactment date.

NOTE 3 INTANGIBLE ASSETS AND GOODWILL

Intangible assets relate to costs of licenses and patents.

Licenses

The costs of licenses are being amortized over the period of the license.

Patents

It is the Company's practice to seek patent protection on processes and products in various countries. Patent application costs are capitalized and amortized over their estimated useful lives, not exceeding 17 years, on a straight-line basis from the date the related patents are issued. Costs associated with patents no longer being pursued are expensed.

Goodwill

Goodwill represents intangible assets obtained from various acquisitions. Goodwill represents the excess of purchase price over the fair market value of net assets acquired.

In accordance with SFAS 142, effective April 1, 2002, the Company discontinued the amortization of goodwill. Intangible assets that have finite lives will continue to be amortized over their useful lives. Management evaluated the carrying value of goodwill and its identifiable intangible assets that have indefinite lives during each of the fiscal years subsequent to April 1, 2002. Management concluded that the carrying value of goodwill and identifiable intangible assets did not exceed their fair values and therefore were not impaired. Management made this conclusion after evaluating the discounted cash flow of each of its business units. In accordance with SFAS 142, these intangible assets will continue to be assessed on an annual basis.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 3 INTANGIBLE ASSETS AND GOODWILL, CONTINUED

Goodwill, continued

The following table presents intangible assets and goodwill as of March 31, 2004:

                                                             Adjusted
                                  Gross                        Gross                            Net
                                 Carrying                    Carrying       Accumulated       Carrying
                                  Amount     Impairment       Amount        Amortization       Value
Goodwill                       $19,022,266   $9,846,180      $9,176,086       $1,078,401     $8,097,685
                               ===========   ==========      ==========       ==========     ==========

                                                              Adjusted
Amortized Intangible               Gross                       Gross                            Net
Assets                           Carrying                     Carrying      Accumulated       Carrying
                                  Amount     Impairment        Amount       Amortization        Value
Patents                         $  791,893     $ -           $  791,893         $492,776       $299,117
Licenses                           459,450       -              459,450          290,455        168,995
                                                 -                                     -              -

                                ----------     ---           ----------         --------       --------
Balance as of March 31,
2004                            $1,251,343       -           $1,251,343         $783,231       $468,112
                                ==========     ===           ==========         ========       ========

The following table presents amortization for the year ended March 31, 2004:

Goodwill                                               -

Patents                                           57,084

Licenses                                          20,693

Amortization expense, relating entirely to patents and licenses are estimated to be $67,570 in 2005, $60,995 in 2006 and $44,148 per year for 2007, 2008 and
2009.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 4 LINE OF CREDIT

MWI has a line of credit with a financial institution. The amount available on the line is $ 2,000,000, with maximum amounts available based on a borrowing base calculation. The interest rate is 8.25% and the line is due for renewal on November 30, 2004. The primary collateral on the loan is the foreign receivables and all inventories of the Company. The balance as of March 31, 2004 on this obligation is $ 944,635.

DSL has an overdraft line of credit with a United Kingdom financial institution. The amount available on the line is 360,000 pounds. The interest rate is 2% over the United Kingdom base rate (3.5% at March 31, 2004). The line is secured by the Company's assets and is personally guaranteed by certain of the Company's current directors and two former directors. The balance as of March 31, 2004 is $ 681,559.

In addition DSL has entered into an accounts receivable factoring agreement with another party. The agreement allows the Company to receive advances on outstanding accounts receivable. Based on the agreement, the Company has not surrendered control of the asset and therefore the amount advanced is not accounted for as a sale of an asset. The balance owed to this factoring company as of March 31, 2004 is $ 315,346.

NOTE 5 LONG-TERM DEBT

Long-term debt consists of the following:

Texas Mezzanine Fund, payable in monthly installments of $14,200, which includes interest at 10%. The note is due in April 2008 and
is secured by certain assets of MWI                                      $  558,000

Synbiotics Inc., from the acquisition of the Prochem V product line, payable in monthly installments of $8,333 with interest
at 5%.                                                                      350,000

Other                                                                       215,979
                                                                         ----------

                                                                          1,123,979
Less: Current portion                                                       412,476
                                                                         ----------

                                                                         $  711,503
                                                                         ==========

The annual maturities on long-term debt after March 31, 2004 are as follows:

Years Ending March 31,
----------------------
2005                                                                    $  412,476
2006                                                                       237,983
2007                                                                       249,600
2008                                                                       212,190
2009                                                                        11,730
                                                                        ----------

                                                                        $1,123,979
                                                                        ==========

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 6 INCOME TAXES

The benefit for income taxes for the year ended March 31, 2004 consist of the following:

Current income tax provision
  Federal                                                                 $34,665
  State                                                                         -
                                                                          -------

                                                                           34,665
                                                                          -------
Deferred income tax provision (benefit)
  Federal                                                                       -
  State                                                                         -
  Change in valuation allowance                                                 -
                                                                          -------

                                                                                -
                                                                          -------

Income tax benefit                                                        $34,665
                                                                          =======

The income tax benefit represents tax credits received from the United Kingdom as a result of research and development expenses.

As of March 31, 2004, the Company had deferred income tax assets and liabilities. The net deferred income tax assets have been reduced by a 100% valuation allowance. The valuation allowance is based on uncertainty with respect to the ultimate realization of the net assets. The majority of the net deferred tax asset represents net operating losses in both the United States and United Kingdom.

NOTE 7 STOCKHOLDERS' EQUITY

Drew is chartered in the United Kingdom and its capital structure as of March 31, 2004 is as follows: 1 p par value, 64,000,000 shares authorized, 59,347,729 shares issued and outstanding.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 8 OPERATING LEASES

The Company leases its manufacturing, research and corporate office facilities and certain equipment under non-cancelable operating lease arrangements. The future minimum rentals to be paid under these leasing arrangements as of March 31, 2004 are as follows:

Years Ending March 31,                                                 Amount
----------------------                                               ----------
2005                                                                 $  426,201
2006                                                                    384,197
2007                                                                    316,433
2008                                                                     48,500
                                                                     ----------

Total                                                                $1,175,331
                                                                     ==========

Rent expense charged to operations during the year ended March 31, 2004 was $453,429.

NOTE 9 RETIREMENT PLANS

The Company has a defined contribution plan covering substantially all employees. Employer contribution to the plan for the year ended March 31, 2004 was $457,599.

NOTE 10 IMPAIRMENT OF LONG-LIVED ASSETS

In 2004, the Company moved its instrument production to its United States facility and closed the plant in the United Kingdom. As a result of this business decision, $369,142 of property, plant and equipment was abandoned.

NOTE 11 RESTRUCTURING COSTS

In 2004, the Company upon downsizing its United Kingdom instrument production facility, incurred $991,100 of costs associated with the restructuring of the business line.

NOTE 12 CONTINGENCIES

From time to time the Company is involved in various legal proceedings and disputes that arise in the normal course of business. These matters have included intellectual property disputes, contract disputes, employment disputes and other matters. The Company does not believe that the resolution of any of these matters has had or is likely to have a material adverse effect on the Company's business, financial condition or results of operations.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 13 SALE OF COMMON STOCK

In 2003, Drew sold 2,778,400 shares of its Common Stock for $ 218,681 after costs associated with the offering. In addition, 1,000,565 shares were issued to redeem previously issued redeemable preferred shares, which were issued in its subsidiary DSIL.

NOTE 14 SUBSEQUENT EVENTS - RIGHTS ISSUE AND SALE OF THE MAJORITY OF DREW SCIENTIFIC GROUP PLC

In April 2004, the Company completed a rights issue which raised $2.3m net of costs.

As of July 23, 2004, 67.03% of the outstanding ordinary shares of Drew were acquired by Escalon Medical Corp ("Escalon") a United States company, pursuant to an exchange offer for all of the outstanding ordinary shares of Drew; and since that date Escalon has acquired approximately 92% of the Drew shares. Escalon expects to acquire the remaining outstanding Drew shares pursuant to procedures under United Kingdom laws and regulations. The Company offered 900,000 shares of Escalon Common Stock in exchange for all of the ordinary shares of Drew.

Upon the sale of all the outstanding shares of Drew, the Company's stock option plan will be terminated and all options currently granted will be forfeited.

NOTE 15 FUTURE FINANCE

Following their acquisition of the controlling interest in Drew, Escalon has indicated that it will provide sufficient financial support for the Company to meet its liabilities for the foreseeable future. Accordingly, the financial statements have been prepared on a going concern basis.

                          Independent Auditor's Report

The Board of Directors
Drew Scientific Group PLC

We have audited the consolidated balance sheet of Drew Scientific Group PLC, and subsidiaries as of March 31, 2003, and the related consolidated statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to an express and opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Drew Scientific Group PLC as of March 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Richard L. Weisheit, P.C.
Dallas, Texas
September 30, 2004

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
MARCH 31, 2003

 ASSETS
 Current assets:
   Cash                                                         $    863,453
   Accounts receivable, net                                        4,454,788
   Inventory, net                                                  4,791,504
   Other current assets                                            1,053,140
                                                                ------------

     Total current assets                                         11,162,885

 Furniture and equipment, net                                      2,129,258
 Goodwill                                                          8,097,685
 Intangible assets, net                                              563,751
                                                                ------------

   Total assets                                                 $ 21,953,579
                                                                ============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
   Lines of Credit and short term debt                          $  3,448,965
   Accounts payable                                                3,011,051
   Payroll taxes and other taxes payable                             175,851
   Other current liabilities                                         995,932
                                                                ------------

     Total current liabilities                                     7,631,799

 Long-term debt, net of current portion                              759,608
                                                                ------------

     Total liabilities                                             8,391,407
                                                                ------------

Redeemable preferred shares                                        1,777,875
                                                                ------------

 Shareholders' equity:

  Common Stock, $.01 par value, 64,000,000 shares authorized
       55,568,764 shares issued at March 31, 2003                    850,678
   Additional paid-in capital                                     35,394,537
   Accumulated deficit                                           (24,134,523)
   Currency translation adjustment                                  (326,395)
                                                                ------------

     Total shareholders' equity                                   11,784,297
                                                                ------------

 Total liabilities and shareholders' equity                     $ 21,953,579
                                                                ============

See notes to consolidated financial statements

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED MARCH 31, 2003

Revenues, net                    $ 18,697,965

Cost of Goods Sold                 12,247,245
                                 ============

Gross Margin                        6,450,720
                                 ============
Operating Expenses

   Research and development         1,536,988
   General & Administrative         5,298,465
   Impairment of Goodwill          10,303,731
                                 ============

     Total costs and expenses      17,139,184
                                 ------------

Loss from operations              (10,688,464)

Other expenses:
   Interest expense                   238,233
                                 ------------

Loss before income taxes          (10,926,697)

Income taxes                          218,606
                                 ------------

Net loss                         $(10,708,091)
                                 ============

See notes to consolidated financial statements

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF SHAREHOLDERS EQUITY
FOR THE YEAR ENDED MARCH 31, 2003

                                     Common Stock           Additional                       Currency          Total
                              -------------------------       Paid-in       Accumulated     Translation    Shareholders'
                                Shares         Amount         Capital         Deficit       Adjustments        Equity
                              ----------     ----------     -----------     -----------     -----------    -------------
Balance at March 31, 2002     50,518,764        771,772      34,169,537     (13,426,432)        726,874      22,241,751

Sale of stock                  5,050,000         78,906       1,225,000               -                       1,303,906

 Net loss                              -              -               -     (10,708,091)                    (10,708,091)

 Change in currency
  translation account                                                                        (1,053,269)     (1,053,269)
                              ==========     ==========     ===========     ===========     ===========     ===========

Balance at March 31, 2003     55,568,764        850,678      35,394,537     (24,134,523)       (326,395)     11,784,297
                              ==========     ==========     ===========     ===========     ===========     ===========

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                      ($10,688,464)
Adjustments to reconcile net income to net cash
  provided by in operating activities:
    Depreciation and amortization
        Goodwill Impairment                                       10,303,731
        Current depreciation and amortization                        513,513
      Increase in Accounts Receivable                               (690,766)
      Decrease in Inventory                                          638,602
      Accounts payable, accrued and other liabilities             (1,232,944)
                                                                ============

        NET CASH PROVIDED BY OPERATING ACTIVITIES                 (1,156,328)
                                                                ============
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sale of assets                                                      723,960
 Purchase of Patents and other Intangibles                           (60,066)
 Purchase of fixed assets                                           (504,243)
                                                                ============

        NET CASH (USED IN)/PROVIDED BY INVESTING ACTIVITIES          159,651
                                                                ============
CASH FLOWS FROM FINANCING ACTIVITIES:
 Principal reduction on debt                                        (630,698)
 Proceeds from sale of common stock (net of cost)                  1,319,094
                                                                ============

        NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          688,396
                                                                ============
        Net increase (decrease) in cash and cash equivalents        (308,281)
Cash and cash equivalents, beginning of year                       1,171,734
                                                                ============
Cash and cash equivalents, end of year                               863,453
                                                                ============

See notes to consolidated financial statements.

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

DESCRIPTION OF BUSINESS

Drew Scientific Group PLC is a diagnostics company specializing in the design, manufacture, and distribution of analytical systems for laboratory testing worldwide. The group is focused on providing instrumentation and consumables for the diagnosis and monitoring of medical disorders in the rapidly growing areas of diabetes, cardiovascular diseases and hematology. In addition, Drew Scientific Group PLC supplies other diagnostic systems which perform blood component tests. Drew Scientific Group PLC is headquartered in the United Kingdom, with additional offices and manufacturing in the U.S.

SIGNIFICANT ACCOUNTING POLICIES

Consolidation Policy

The statements of the Group comprise the financial statements of the company and its subsidiaries prepared for March 31, 2003. All intercompany accounts have been eliminated.

Foreign Currency Translation

The financial statements of the operations in England were presented using the British Pound as the functional currency. Assets and liabilities of the England operations are translated at the exchange rate at the balance sheet date (March 31, 2003). Shareholder's Equity was translated at historical exchange rates. Income and expense were translated at the average annual exchange rate. Resulting translation adjustments are recorded in the cumulative translation adjustment account, a separate component of other comprehensive income (loss). Gains and losses from foreign currency transactions are included in net income.

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the U.S. required management to make certain estimates and assumptions that might affect the assets and liabilities, revenues and expenses, and the disclosures that were reported. Actual results could differ from these estimates.

Revenue recognition

The company historically has recognized revenue at the time of shipment, at which point the title and risk of loss also transfer. This is further substantiated by the purchase and sales invoice language whereby the customer does not have an immediate right of return. Shipping terms are ex-factory shipping point. Shipping and freight revenue are included in the invoice, and the same relevant costs are reflected in Cost of goods sold.

Accounts Receivable

Accounts receivable include trade accounts receivable for product sold. The company is involved in an arrangement to factor a select group of customers in the U.S. comprising less than 10% of accounts receivable. The company also has established an allowance for uncollectible accounts based on experience and management's evaluation of collectibility.

Inventory

Inventories include raw materials, work in process and finished goods. They are recorded at lower of cost or market. At March 31, 2003, Inventory consists of:

Raw Materials      $3,871,968
Work in process       594,872
Finished Goods        324,664
                   ----------
         Total     $4,791,504
                   ----------

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

Property and Equipment

Assets are recorded at cost and are depreciated using straight line and reducing methods over the economic useful life of the assets.

The major fixed asset categories together with accumulated depreciation are as follows:

At March 31, 2003 property and equipment are as follows:

Plant equipment                   $ 2,962,231
Office equipment                      942,097
Leasehold Improvements                208,652
Vehicles                               58,485
                                  -----------
                                    4,171,465
Less: Accumulated depreciation     (2,042,207)
                                  -----------

Net Book Value                    $ 2,129,258
                                  -----------

Intangible Assets

Goodwill and other intangible assets with indeterminate lives are tested each year for impairment. The company no longer amortizes an amount each year as a result of SFAS 142.

The company holds a number of patents and licenses, and these are amortized over their useful lives.

Research & Development costs

Research and development costs are expensed as incurred.

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

As of March 31, 2003 Intangible assets and Goodwill are as follows:

                   Carrying      Impair-
                      Amt          ment       Adjusted     Acc Amort       Net
                  ----------    ---------    ----------    ---------    ---------
Goodwill          19,022,266    9,846,180     9,176,086    1,078,401    8,097,685

Amortizable
  Intangibles      3,147,173            -     3,147,173    2,583,422      563,751
                  ----------    ---------    ----------    ---------    ---------

Balance as of
March 31, 2003    22,169,439    9,846,180    12,323,259    3,661,823    8,661,436
                  ----------    ---------    ----------    ---------    ---------

Amortization expense , relating to Patents and Licenses are estimated to be $95,639 in 2004, $67,570 in 2005, $60,995 in 2006, and $ 44,198 in both 2007 &
2008.

Lines of Credit

      (1) Drew Scientific, Inc. (U. S.) I has a line of credit with a financial institution up to $2.0 mil, the amount available of which is determined via a borrowing base calculation. The interest rate is 1% over prime payable monthly, and the line is up for renewal at September 30, 2003. This a govt. guaranteed working capital line which is collateralized by foreign accounts receivable. The balance at March 31, 2003 is $ 1,618,965.

      (2) One of the subsidiaries in the U.K. has a line of credit with a financial institution in the amount of 360,000 pounds, and at 2% over UK base rate, and is secured by the company's assets and is guaranteed by certain directors. At March 31, 2003 the line was fully utilized.

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

Long-term debt

Long-term debt consists of the following:

(1) Texas Mezzanine Fund, rate 10%,
    due September 2004.                       $105,907

(2) Former Director of Counting Technology
    Ltd.                                        39,518

(3) Medisys PLC                                232,362

(4) Synbiotics Inc. (acquisition of
    Chem. V).                                  349,334

(5) Others                                      32,487
                                              --------

                           Total              $759,608
                                              --------

The annual maturities on long-term debt after March 31, 2003, are as follows:

March 31, 2004    $445,757
March 31, 2005     412,476
March 31, 2006     237,983
March 31, 2007     249,600
March 31, 2008     212,190

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

Shareholder's Equity

The company was chartered in the UK and has 64,000,000 shares authorize at 1 p par value. As of March 31, 2003, 55,568,764 were issued and outstanding.

During the year, 5,050,000 shares were issued for a premium of $1,225,000 and a cost of $78,906.

Retirement Plan

The company has a defined contribution plan that covers virtually its employees. Employer contributions to the plan for the year ended March 31, 2003 were $ 505,824.

Operating leases

The company leases its production facilities and its offices and certain equipment under non-cancelable operating lease agreements. The future minimum rentals to be paid under these arrangements as of March 31, 2003 were:

Year       Amount
-----    ----------
2004     $  453,429
2005        426,201
2006        384,197
2007        316,433
2008         48,500

Total    $1,628,760

During the year $ 360,399 was charged to rent expense

DREW SCIENTIFIC GROUP PLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2003

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect in the years when those temporary differences are expected to reverse. The effect on deferred taxes of a change in tax rates, should a change occur, is recognized in income in the period that include the enacted date.

Subsequent Events

Effective July 23, 2004, approximately 67% of the outstanding ordinary shares of Drew Scientific Group PLC were acquired by Escalon Medical Corp, a US company. This was pursuant to an exchange offer for all the outstanding shares of Drew Scientific Group PLC. Since that time, Escalon has acquired up to 92% of the Drew shares, with the balance expected to be acquired based on procedures and regulations in the United Kingdom. In exchange, Escalon offered to Drew shareholders, 900,000 shares of Escalon common stock.

Upon the acquisition of all the outstanding shares of Drew, the stock option plan of Drew will be terminated and all options currently granted and unexercised, will be forfeited.

Escalon had indicated that it will provide sufficient financial support for Drew Scientific Group PLC to meet its obligations into the foreseeable future, and thus these statements have been prepared based on this fact and that Drew will continue to be a going concern.